UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2006
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York		10523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01   Entry Into a Material Definitive Agreement.
On July 14, 2006, BioScrip, Inc. (the “Company”), through its MIM Funding LLC (“MIM Funding”) subsidiary, entered into an Extension and Fourth Amendment to the Loan and Security Agreement (“LSA”), dated as of November 1, 2000, between MIM Funding and HFG Healthco-4 LLC (“HFG”) to, among other things, (i) extend the maturity date of the LSA from November 1, 2006 to November 1, 2010; (ii) change the interest rate from LIBO plus 2.4% to LIBOR plus a variable interest rate based on the Company’s Debt/EBITDA Ratio for the relevant interest calculation period; and (iii) decrease the non-utilization fee to 0.35% per annum. In connection therewith, the Company agreed to pay HFG a renewal fee of $262,500 on or before November 1, 2006,
Also on October 24, 2006, the Company, through its subsidiaries BioScrip PBM Services, Inc., BioScrip Infusion Services, LLC, BioScrip Pharmacy Services, Inc., BioScrip Infusion Services, Inc., BioScrip Pharmacy, Inc., JPD, Inc. d/b/a Northland Pharmacy and Natural Living, Inc. d/b/a BioScrip Pharmacy (collectively, the “Providers”), entered into an Extension and Seventh Amendment to the Receivables Purchase and Transfer Agreement, dated as of November 1, 2000 (the “RPTA”), among the Providers and MIM Funding LLC (the “Purchaser”), which was consented to by the Company and with HFG Healthco-4 LLC, an affiliate of Healthcare Finance Group, Inc. (“HFG”). Under the terms of the Extension and Seventh Amendment, among other things, (i) certain financial covenants were modified as set forth therein; (ii) each Provider agreed to grant to the Purchaser a security interest in all shares of capital stock, limited liability company interests, membership interests and all other interests held by a Provider in a subsidiary of such Provider, (iii) the termination date was extended to November 1, 2010; and (iv) the Providers agreed to maintain at all times consolidated liquidity greater than $10,000,000.
The foregoing summary is qualified in its entirety by reference to the complete text of the Extension and Fourth Amendment to the LSA and the Extension and Seventh Amendment to the RPTA, copies of which are attached as Exhibits 10.1 and 10.2 hereto.
Item 9.01  Financial Statements and Exhibits.
(c)    Exhibits.           The following are furnished as exhibits to this Current Report:

Exhibit No.	Description of Exhibit

10.1	Form of Extension and Seventh Amendment to the Receivables Purchase and Transfer Agreement

10.2	Form of Extension and Fourth Amendment to Loan and Security Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 27, 2006	BIOSCRIP, INC.

	By:	/s/ Barry A. Posner

Barry A. Posner,
Executive Vice President, Secretary
and General Counsel

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